UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): November 29, 2016

CAPITAL FINANCIAL GLOBAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-25037	80-0724649
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 Green Street, Suite 250 Murray, UT	84123
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (801) 747-2000

N/A

(Former Name or Former Address if Changed Since Last Report)

Check the appropriate box below if the Form 8K fining is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]

Written communications pursuant to Rule 425 under the Securities Act (17CFR230.425)

[  ]

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17CFR 240.14a-12)

[  ]

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]

Pre-commencement communication pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01—Entry Into A Material Definitive Agreement

Sale of St. Louis Mine

On November 29, 2016, Capital Financial Global, Inc. (the “Company”), entered into a Stock Purchase Agreement (the “SPA”) with Ireteba Mining Company, LLC, an unaffiliated Nevada limited liability company (“Ireteba”), wherein the Company sold Ireteba 100% of the ownership units in its wholly-owned subsidiary, Capital Financial, LLC (“Capital”), which holds title to the Company’s St. Louis Mine property (the “Mine”).

Pursuant to the SPA, the full purchase price and consideration paid is comprised of the full assumption (the “Assumption”) of a certain promissory note dated December 22, 2011 (the “Note”), between the Company and Red Castle Enterprises, LLC (“Red Castle”), which had a balance of $324,136.99 on the date of the SPA and Assumption. The Note was originally issued by the Company to Red Castle as part of the original purchase price for the Mine.

The effect of the sale is that Capital Financial Global, Inc. no longer owns any interests in any mining related properties, furthering its stated departure from any mining related activities.

Ireteba is owned 100% by Bruce Yeomans, a past advisor to the Company.

The foregoing description of the SPA (including the description of disposed assets and the consideration received) and the Assumption is qualified in its entirety by reference to the SPA and the Assumption, a copy of which are filed as Exhibit 10.1 and Exhibit 10.2, respectively, and incorporated by reference herein.

Assumption of Red Castle Enterprises Note

Concurrent with the SPA, on November 29, 2016, the Company and Ireteba entered into an assumption and assignment agreement (“Assumption”), wherein Ireteba agreed to fully assume all responsibility for that certain promissory note dated December 22, 2011 (the “Note”), between Capital and Red Castle, which had a balance of $324,136.99 on the date of the Assumption. The Note was originally issued by the Company to Red Castle as part of the original purchase price for the Mine.

The foregoing description of the SPA (including the description of disposed assets and the consideration received) and the Assumption is qualified in its entirety by reference to the SPA and the Assumption, a copy of which are filed as Exhibit A and Exhibit B, respectively, and incorporated by reference herein.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The information set forth in Item 1.01 is incorporated by reference in this Item 2.01.

On November 29, 2016, pursuant to the SPA and the Assumption, the Company completed its disposition of the St. Louis Mine and all of its related assets, which are comprised of 85.5 acres of land and 5 lode mining claims.

Item 2.05 Costs Associated with Exit or Disposal Activities.

The information set forth in Item 1.01 is incorporated by reference in this Item 2.05.

On November 29, 2016, pursuant to the SPA and the Assumption, the Company completed its disposition of the Mine for consideration valued at $324,136.99.

The original purchase price of the Mine was $1,000,000, but was booked and carried at the discounted value of $548,835. Because the Mine was disposed of for consideration valued at $324,136.99, the company expects to book a loss for the difference in the amount of $224,698.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits:

Exhibit 10.1

Stock Purchase Agreement

Exhibit 10.2

Assumption Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereto duly authorized.

CAPITAL FINANCIAL GLOBAL, INC.

Dated: December 21, 2016

By:

/s/ Paul Edward Norat

_______________________________

Paul Edward Norat, Chief Executive Officer